IMPAIRMENT OF NON-FINANCIAL ASSETS (Policies)	12 Months Ended
Dec. 31, 2025
Disclosure of impairment loss and reversal of impairment loss [abstract]
Description of accounting policy for impairment of non-financial assets
15.a. Accounting policy
The Company annually reviews the net carrying amount of assets in order to evaluate events or changes in economic, operating or technological circumstances that may indicate impairment losses. When such evidence is found, and net carrying amount exceeds recoverable amount, a provision for impairment is recorded so as to adjust the net carrying amount to the recoverable amount. The recoverable amount of an asset or a Cash-Generating Unit ("CGU") is defined as the higher of value in use and net sales value.
Considering the convergence of product and service offerings, in addition, the Company's main operating asset is a single, broadly integrated network, which is used to provide all telecommunications services to its customers, the Company defines your business as a single CGU.
Upon estimation of the value in use of an asset or cash-generating unit, estimated future cash flows are discounted at present value using a discount rate Weighted Average Cost of Capital “WACC” which reflects the weighted rate between (i) the cost of capital (including specific risks) based on the Capital Asset Pricing Model; and (ii) the debt these components being applicable to the asset or CGU before taxes.
The net fair value of sales is determined, whenever possible, based on recent market transactions between knowledgeable and interested parties with similar assets. In the absence of observable transactions in this regard, an appropriate valuation methodology is used. The calculations provided in this model are corroborated by available fair value indicators, such as prices quoted for listed entities, among other available indicators.
For assets excluding goodwill, an assessment is made at each reporting date as to whether there is any indication that previously recognized impairment losses may no longer exist or may have decreased. If the indication exists, the Company estimates the recoverable amount of the asset or the CGU.
A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine an asset’s or CGU recoverable amount since the last impairment loss was recognized. Any reversal is limited so that the carrying amount of the asset does not exceed its recoverable amount or exceeds the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in the statement of income.
The following assets have specific characteristics for impairment testing:
•Goodwill: Goodwill is tested for impairment annually at the reporting date or earlier when circumstances indicate that the carrying amount may be impaired. Where the recoverable amount is lower than the carrying amount, an impairment loss is recognized. Impairment losses relating to goodwill cannot be reversed in future periods.
•Intangible assets: Intangible assets with indefinite useful lives are tested for impairment annually at the reporting date either individually or at the CGU level, as appropriate, and when circumstances indicate that the carrying amount may be impaired.
•Determination of value in use of property and equipment, goodwill and intangibles: The key assumptions used to estimate value in use through the discounted cash flow methodology are: (i) revenues (projected considering the growth in customer base, growth in market revenue against GDP and the Company’s share of this market); (ii) variable costs and expenses (projected in accordance with the dynamics of the customer base, and fixed costs are projected in line with the historical performance of the Company, as well as with revenue growth); and (iii) capital investments (estimated considering the technological infrastructure necessary to enable the provision of services).